SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

  Filed by the Registrant     X
                          ---------
  Filed by a Party other than the Registrant
                                             ---------

  Check the appropriate box:

          Preliminary Proxy Statement             Confidential, For Use of
    -----                                   ----- the Commission Only (as
      X   Definitive Proxy Statement              permitted by Rule 14a-6(e)(2))
    -----
          Definitive Additional Materials
    -----
          Soliciting Material Under
    ----- Rule 14a-12

                           ISLAND CRITICAL CARE CORP.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  X    No fee required.
-----
       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
-----

(1)    Title of each class of securities to which transaction applies:

       -------------------------------------------------------------------------

(2)    Aggregate number of securities to which transaction applies:

       -------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       -------------------------------------------------------------------------

(4)    Proposed maximum aggregate value of transaction:

       -------------------------------------------------------------------------

(5)    Total fee paid:

       -------------------------------------------------------------------------

____   Fee paid previously with preliminary materials:

       -------------------------------------------------------------------------

____ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)    Amount previously paid:

       -------------------------------------------------------------------------

(2)    Form, Schedule or Registration Statement No.:

       -------------------------------------------------------------------------

(3)    Filing Party:

       -------------------------------------------------------------------------

(4)    Date Filed:

       -------------------------------------------------------------------------

                           ISLAND CRITICAL CARE, CORP.
                              31 Walmer Rd. Suite 6
                               Toronto, On M5R 2W7
                                 (416) 928-3095


                    Notice of Annual Meeting of Shareholders
                         to be held on December 27, 2004


To the Shareholders of Island Critical Care Corp.:

     You are cordially invited to attend the annual meeting of shareholders of Island Critical Care Corp., to be held at 60 Adelaide Street East, 6th Floor - Room 525, Toronto, Ontario, Canada M5C 3E4, on Monday, December 27, 2004, at 2:00 p.m., to consider and act upon the following matters:

     o To elect one director to our board of directors to hold office until the next annual meeting of stockholders and until his successors are elected and qualified;

     o To effect a one-for-one hundred (100) reverse stock split of our common stock;

     o To increase the authorized shares of common stock to 100 million shares;

     o    To change the name of the company to Kodiak Energy, Inc; and

     o To transact such other business as may properly come before the meeting and any and all postponements or adjournments thereof.

     Only shareholders of record at the close of business on November 29, 2004 will be entitled to notice of, and to vote at, the meeting and any postponements or adjournments thereof.

     You are urged to read the attached proxy statement, which contains information relevant to the actions to be taken at the meeting. Whether or not you expect to attend the meeting, you are earnestly requested to date, sign and return the accompanying form of proxy in the enclosed addressed, postage-prepaid envelope. Returning a proxy will not affect your right to vote in person if you attend the meeting. You may revoke your proxy if you so desire at any time before it is voted. We would greatly appreciate the prompt return of your proxy as this will assist us in preparing for the meeting.

                                      By Order of the Board of Directors

                                      Marc Juliar, Director
Toronto, Ontario
November 30, 2004

                          ISLAND CRITICAL CARE, CORP.,
                                 Proxy Statement


                         Annual Meeting of Shareholders
                         to be held on December 27, 2004
                         -------------------------------

     This proxy statement and the accompanying form of proxy is furnished to shareholders of Island Critical Care Corp., in connection with the solicitation of proxies by our board of directors for use in voting at our annual meeting of shareholders to be held at 60 Adelaide Street East, 6th Floor - Room 525, Toronto, Ontario, Canada M5C 3E4, on Monday, December 27, 2004, at 2:00 p.m., and at any and all postponements or adjournments.

     This proxy statement, the accompanying notice of meeting of shareholders, the proxy and the annual report to shareholders for the year ended March 31, 2004 are being mailed on or about November 30, 2004 to shareholders of record on November 29, 2004. We will provide to you copies of the exhibits to the annual report upon payment of $0.25 per page plus $5.00 postage and handling, if requested in writing to Mr. Juliar, 31 Walmer Road, Suite 6, Toronto, Ontario M5R 2W7 Canada. We are bearing all costs of this solicitation.

What matters am I voting on?

     You are being asked to vote:

     o To elect one director to our board of directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified;

     o To effect a one-for-one hundred (100) reverse stock split of our common stock;

     o To authorize an amendment to our articles of incorporation to increase the number of authorized shares of our common stock to 100,000,000 shares;

     o    To change the name of the company to Kodiak Energy, Inc; and

     o To transact such other business as may properly come before the meeting and any and all postponements or adjournments thereof.

Who is entitled to vote?

     Holders of our common stock as of the close of business on November 29, 2004, the record date, are entitled to vote at the meeting. As of that date, we had issued and outstanding 47,900,812 shares of common stock, our only class of voting securities outstanding. Each holder of our common stock is entitled to one vote for each share held on the record date.

What is the effect of giving a proxy?

     Proxies in the form enclosed are solicited by and on behalf of our board. The persons named in the proxy have been designated as proxies by our board. If you sign and return the proxy in accordance with the procedures set forth in this proxy statement, the persons designated as proxies by the board will vote your shares at the meeting as specified in your proxy.

     If you sign and return your proxy in accordance with the procedures set forth in this proxy statement but you do not provide any instructions as to how your shares should be voted, your shares will be voted FOR each of the four proposals discussed in this proxy statement.

     If you give your proxy, your shares also will be voted in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the meeting and any postponements or adjournments. If any other matters are properly brought before the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.

May I change my vote after I return my proxy card?

     You may revoke your proxy at any time before it is exercised by:

     o    delivering written notification of your revocation to our secretary;

     o    voting in person at the meeting; or

     o    delivering another proxy bearing a later date.

     Please note that your attendance at the meeting will not alone serve to revoke your proxy.

What is a quorum?

     A quorum is the minimum number of shares required to be present at the meeting for the meeting to be properly held under our bylaws and Delaware law. The presence, in person or by proxy, of a majority of the votes entitled to be cast at the meeting will constitute a quorum at the meeting. A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by the proxy are not being voted ("shareholder withholding") with respect to a particular matter. Similarly, a broker may not be permitted to vote stock ("broker non-vote") held in street name on a particular matter in the absence of instructions from the beneficial owner of the stock. The shares subject to a proxy which are not being voted on a particular matter because of either shareholder withholding or broker non-vote will not be considered shares present and entitled to vote on that matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum if the shares are being voted with respect to any matter at the meeting. If the proxy indicates that the shares are not being voted on any matter at the meeting, the shares will not be counted for purposes of determining the presence of a quorum. Abstentions are voted neither "for" nor "against" a matter, but are counted in the determination of a quorum.

How many votes are needed for approval of the election of directors?

     The election of directors requires a plurality vote of the votes cast at the meeting. "Plurality" means that the individuals who receive the largest number of votes cast "FOR" are elected as directors. Consequently, any shares not voted "FOR" a particular nominee, whether as a result of a direction of the shareholder to withhold authority, abstentions or a broker non-vote, will not be counted in the nominee's favor.

How many votes are needed for approval of the changes to the certificate of incorporation?

     The approval of the reverse split, increase in authorized shares and change of name require a vote in favor of a majority of the issued and outstanding shares of common stock.

How do I vote?

     You may vote your shares by mail. Date, sign and return the accompanying proxy in the envelope enclosed for that purpose (to which no postage need to be affixed if mailed in the United States). You may specify your choices by marking the appropriate boxes on the proxy card. If you attend the meeting, you may deliver your completed proxy card in person or fill out and return a ballot that will be supplied to you.

Our Executive Offices

     Our offices are located at 31 Walmer Road, Suite 6, Toronto, Ontario M5R 2W7, Canada.

Security Ownership of Certain Beneficial Owners and Management

     The table and accompanying footnotes set forth certain information as of November 29, 2004, with respect to the ownership of our common shares by:

     o each person or group who beneficially owns more than 5% of our common shares,
     o    each of our directors,
     o our chief executive officer whose total compensation exceeded $100,000 during the fiscal year ended March 31, 2004, and
     o    all of our directors and executive officers as a group.

     A person is deemed to be the beneficial owner of securities that can be acquired by the person within 60 days from the record date upon the exercise of warrants or options. Accordingly, common shares issuable upon exercise of options and warrants that are currently exercisable or exercisable within 60 days of November 29, 2004 have been included in the table with respect to the beneficial ownership of the person owning the options or warrants, but not with respect to any other persons.

Name and Address                            Shares
of Beneficial Owner                  Beneficially Owned(1)    Percent of Class
-------------------                  ---------------------    ----------------

Marc Juliar(1)(2)                         15,000,000               33.1%

All directors and executive officers      15,000,000               33.1%
as a group (one person)

(1) Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all common shares beneficially owned by them, subject to community property laws, where applicable.

(2) The business address of Mr. Juliar is c/o Island Critical Care Corp., 31 Walmer Rd, Suite 6, Toronto, On, M5R 2W7.

                                   PROPOSAL 1:

                              ELECTION OF DIRECTORS

     Mr. Juliar is currently our only director. Mr. Juliar is standing for re-election. His term of office shall be until the next annual meeting of Island Critical Care Corp.

     Unless authority is withheld or voted against, the proxies solicited by our board of directors will be voted "FOR" the election of Mr. Juliar.

Information About Directors, Nominee and Executive Officers

         Our director and executive officer are as follows:

         Name             Age     Position

         Marc Juliar      26      Chairman of the Board of Directors,
                                  President and Chief Financial Officer

     Mr. Juliar has served as the Company's President, Chief Executive Officer Chief Financial Officer and Chairman of the Board since on April 7, 2004. Mr. Juliar is an independent contractor to the film, music video and T.V. commercial production business. Mr. Juliar has held many positions in the filming and production business. From 2001 until 2002 Mr. Juliar was a student at the University of Toronto. In 2000 Mr. Juliar was employed by the Bellagio Hotel in Las Vegas. Mr. Juliar was a food and beverage manager. Mr. Juliar attended the University of Toronto located in Toronto, Ontario.

Executive Compensation

     Island Critical Care Corp. does not currently compensate any of the officers or other employees. Island Critical Care, Corp does not intend to provide any remuneration to officers or employees until after a business combination, if any, of an operating business.

Employment Arrangements

     Mr. Juliar does not have any employment agreement with Island Critical Care Corp., at this time. It is anticipated that Mr. Juliar will continue to work for Island Critical Care Corp. on a part time basis while he looks for financing, mergers or acquisitions for the company. Mr. Juliar is the company's only employee.

Compensation of Directors

     Directors of Island Critical Care, Corp receive no cash compensation for serving on the board of directors, but they receive reimbursement of reasonable expenses incurred in attending meetings

Audit Committee

     Island Critical Care Corp., does not have a separate, standing audit committee. The board of directors handles these functions. Due to the size and small number of transactions completed by Island Critical Care Corp. the directors determined at this time there is no need for an audit committee. The board of directors feels that at the time more directors are added to the board or when the company completes a purchase of assets, merger or acquisition an audit committee will be necessary. None of the directors would be deemed "independent" under either SEC guidelines or the various exchange guidelines.

Code of Ethics

     In April 2004, our board of directors adopted a written code of ethics that applies to our directors, officers and employees. A copy of our code of ethics will be filed as an exhibit to our Annual Report on Form 10-KSB for the year ended March 31, 2005. Requests for copies of our code of ethics should be sent in writing to Island Critical Care Corp., Inc., 31 Walmer Rd Suite 6, Toronto, Ontario, M5R 2W7, Attention: Marc Juliar.

Options

     Island Critical Care Corp. does not have an option plan for its directors, officers or employees.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and ten percent shareholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on copies of such forms received or written representations from certain reporting persons that no Forms 5 were required for those persons, we believe that, during the fiscal year ended March 31, 2004, all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with, except that Marc Juliar, our chairman of the board, filed one Form 4 late, which Form 4 reported his initial acquisition of his shares.

                                   PROPOSAL 2

    TO EFFECT A ONE-FOR-ONE HUNDRED (100) REVERSE SPLIT OF OUR COMMON STOCK.

     We currently have 47,900,182 common shares issued and outstanding.

     Our board of directors believes approval of the amendment to the articles of incorporation to effect a one-for-one hundred reverse split of the common stock is in our and our stockholders' best interests. Currently, we have a large number of shares outstanding which we believe has limited meaningful trading activity and restricted our ability to raise capital. The reverse split will correct the perception of our company in investor's eyes. The reduction in the outstanding shares and the corresponding increase in the authorized shares will enable our board of directors to have the flexibility to authorize the issuance of shares of common stock in the future for financing our business, for acquiring other businesses, for forming strategic partnerships and alliances and for stock dividends and stock splits. Although we review various transactions from time to time that could result in the issuance of common stock in the future, we currently have no agreements or plans, written or oral, to issue any shares of common stock, including in connection with an acquisition of any product or business, whether through an exchange, merger, consolidation, acquisition or other similar transaction.

     In certain instances, the issuance of additional shares of common stock will have a dilutive effect on earnings per share and on the equity and voting power of existing security holders of our capital stock. It may also adversely affect the market price of the common stock. However, if additional shares are issued in transactions whereby favorable business opportunities are provided and allow us to pursue our business plans, the market price may increase.

     At the effective time of the reverse stock split, our certificate of incorporation will be amended so that every 100 shares of our common stock outstanding immediately prior to the effective time of the reverse stock split will become one share of common stock. Any fractional shares resulting from the reverse split will be rounded up to the nearest whole share.

     Unless authority is withheld, voted against or abstained, the proxies solicited by our board of directors will be voted "FOR" the reverse split.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PROPOSAL TO EFFECT A ONE-FOR-ONE HUNDRED (100) REVERSE SPLIT OF OUR COMMON STOCK.

                                   PROPOSAL 3

                     TO APPROVE AN AMENDMENT TO OUR ARTICLES
              OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED
    SHARES OF OUR COMMON STOCK TO 100,000,000 SHARES AFTER THE REVERSE SPLIT

     We are currently authorized by our articles of incorporation, as amended, to issue 50,000,000 shares of common stock. As of the record date, there were 47,900,812 shares of common stock outstanding.

     Under Delaware law, if the reverse split is approved, the number of authorized shares will be reduced proportionately. Based on the number of shares of common stock outstanding as of the record date and the anticipated reduction by the reverse split, our board of directors has determined that there will be an inadequate number of authorized shares of common stock for our management to be able to plan for our future growth and development. Accordingly, our board of directors proposes to amend the articles of incorporation after the reverse split to increase the authorized number of shares of our common stock to 100,000,000 shares of common stock.

     Our board of directors believes approval of the amendment to the articles of incorporation to increase the authorized capital is in our and our stockholders' best interests. The authorization of additional shares will enable our board of directors to have the flexibility to authorize the issuance of shares of common stock in the future for financing our business, for acquiring other businesses, for forming strategic partnerships and alliances and for stock dividends and stock splits. Although we review various transactions that could result in the issuance of common stock from time to time, we currently have no agreements or plans, written or oral, to issue any shares of common stock, including in connection with an acquisition of any product or business, whether through an exchange, merger, consolidation, acquisition or other similar transaction.

     Approval of the proposal will permit our board of directors to issue additional shares of common stock without further approval of our stockholders, unless otherwise required by applicable law. Unless we are required by law, our board of directors does not intend to seek the approval of our stockholders prior to any issuance of the authorized capital stock.

     Other than limited provisions in our bylaws, we do not have in place provisions which may have an anti-takeover effect. This proposal to increase our authorized capital has not resulted from our knowledge of any specific effort to accumulate our securities or to obtain control of our company by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise. We are not submitting this proposal to enable us to frustrate any efforts by another party to acquire a controlling interest or to seek board representation.

     In certain instances, the issuance of additional shares of common stock will have a dilutive effect on earnings per share and on the equity and voting power of existing security holders of our capital stock. It may also adversely affect the market price of the common stock. However, if additional shares are issued in transactions whereby favorable business opportunities are provided and allow us to pursue our business plans, the market price may increase.

     If the proposal to amend our articles of incorporation is approved, the articles of incorporation will be amended promptly after the meeting to increase the number of shares of our common stock we are authorized to issue to 100,000,000 shares.

     Unless authority is withheld, voted against or abstained, the proxies solicited by our board of directors will be voted "FOR" the increase in authorized common stock.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PROPOSAL TO AMEND OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK TO 100,000,000 SHARES AFTER THE REVERSE SPLIT.

                                   PROPOSAL 4

            TO CHANGE THE NAME OF THE COMPANY TO KODIAK ENERGY, INC.

     The change of name to Kodiak Energy, Inc. will better reflect the direction that company is looking to take. Unless authority is withheld, voted against or abstained, the proxies solicited by our board of directors will be voted "FOR" the increase in authorized common stock.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PROPOSAL TO CHANGE THE NAME OF THE COMPANY TO KODIAK ENERGY, INC.

Independent Auditor

     The board of directors has selected the independent accounting firm of Madsen & Associates CPAs, Inc., as our auditors for the year ending March 31, 2005.

Solicitation of Proxies

     The solicitation of proxies in the enclosed form is made on behalf of our board of directors and we are bearing the cost of this solicitation. In addition to the use of the mails, proxies may be solicited personally or by telephone using the services of directors, officers and regular employees at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by us for expenses incurred in sending proxy material to beneficial owners of our common stock.

Shareholder-Director Communication

     Island Critical Care Corp. neither has a nominating committee for persons to be proposed as directors for election to the board of directors nor a formal method of communicating nominees from shareholders. Island Critical Care Corp. does not have any restrictions on shareholder nominations under its certificate of incorporation or by-laws. The only restrictions are those applicable generally under Delaware Corporate Law and the federal proxy rules. Currently the entire board of directors decides on nominees. Our sole director is not "independent." The board of directors will consider suggestions from individual shareholders, subject to evaluation of the person's merits. Stockholders may communicate nominee suggestions directly to the board, accompanied by biographical details and a statement of support for the nominees. The suggested nominee must also provide a statement of consent to being considered for nomination. Although there are no formal criteria for nominees, the board of directors believes that persons should be actively engaged in business endeavors, have a financial background, and be familiar with acquisition strategies and money management.

     Because the management and directors of Island Critical Care Corp. are the same persons, the board of directors has determined not to adopt a formal methodology for communications from shareholders on the belief that any communication would be brought to the boards' attention by virtue of the co-extensive employment.

     The board of directors does not have a formal policy of attendance of directors at the annual meeting. It does encourage such attendance. Island Critical Care Corp. did not have an annual meeting in 2003.

     Proposals of shareholders intended to be presented at the next annual meeting to be held in calendar year 2005 must be received at our offices by September 29, 2005 for inclusion in the proxy materials relating to that meeting. Shareholder proposals should be sent to Mr. Juliar at the address of the company given elsewhere in this proxy.

Discretionary Voting of Proxies

     Pursuant to Rule 14a-4 promulgated by the Securities and Exchange Commission, shareholders are advised that our management will be permitted to exercise discretionary voting authority under proxies it solicits and obtains for the 2005 annual meeting of shareholders with respect to any proposal presented by a shareholder at such meeting, without any discussion of the proposal in our proxy statement for such meeting, unless we receive notice of such proposal at our principal office in Toronto, Ontario, not later than March 29, 2005.

Exhibit

     Attached to this proxy statement is a form of the Certificate of Amendment to the Certificate of Incorporation of the Island Critical Care Corp. reflecting the above proposals. This form will be filed if all the proposals are adopted or, accordingly, adjusted for those adopted.

Incorporation by Reference

     This proxy statement incorporates by reference certain information included in our Annual Report on Form 10-KSB for the fiscal year ended March 31, 2004, including our audited financial statements and supplementary data, management's discussion and analysis of financial condition and results of operations and our quantitative and qualitative disclosures about market risk.

Other Matters

     The board of directors knows of no matter that will be presented for consideration at the meeting other than the matters referred to in this proxy statement. Should any other matter properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the proxy in accordance with their best judgment.

                                                Marc Juliar, Director


Toronto, Ontario
November 30, 2004

                                                                         EXHIBIT
                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                           ISLAND CRITICAL CARE CORP.
             - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                         Pursuant to Section 242 of the
                       General Corporation Law of Delaware
             - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     The undersigned President of Island Critical Care Corp. ("Corporation") DOES HEREBY CERTIFY:

     FIRST: The name of the Corporation is Island Critical Care Corp.
     -----

     SECOND:The Certificate of Incorporation of the Corporation is hereby ------ amended by deleting the first paragraph in its entirety and by substituting the following new first paragraph in lieu thereof:

         "The name of this Delaware corporation is: Kodiak Energy, Inc."

     THIRD: The Certificate of Incorporation of the Corporation is hereby
     ----- amended by deleting the paragraph four in its entirety and by substituting the following new first paragraph in lieu thereof, such authorized number of shares to be after the effect of the reverse split provided for in this certificate of amendment:

          "The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is one hundred million (100,000,000) shares, all of which shares shall be designated as the common stock, par value $.001 per share."

This amendment shall become effective at 11:59 p.m. on December ___, 2004. Upon this amendment becoming effective, each one hundred (100) shares of the Corporation's common stock issued and outstanding shall be changed, without any further action, into one (1) fully paid and nonassessable share of the Corporation's common stock. No fractional shares will be issued as a result of this change in the Corporation's issued and outstanding common stock, but, instead any fractional share held by a holder of issued and outstanding common stock as a result of this change shall be rounded up to the nearest whole number of shares.

     FOURTH:The foregoing Amendment to the Certificate of Incorporation was ------ duly approved by the Corporation's Board of Directors in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and thereafter was duly adopted by the affirmative vote of the holders of a majority of the outstanding stock entitled to vote thereon at a meeting of stockholders.

         IN WITNESS WHEREOF, I have executed this Certificate of Amendment this __th day of December, 2004.


                                    ---------------------------------------
                                    Marc Juliar
                                    Sole Director and President

                       ISLAND CRITICAL CARE CORP. - PROXY
                       Solicited By The Board Of Directors
               for Annual Meeting To Be Held on December 27, 2004

   P           The undersigned Shareholder(s) of Island Critical Care Corp., a
          Delaware corporation ("Company"), hereby appoints Marc Juliar, with full power of substitution, as the agent, attorney and proxy of the undersigned, to vote the shares standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held on December 27, 2004 and at all adjournments thereof. This proxy will be voted in accordance with the instructions given below. If no instructions are given, this proxy will be voted FOR all of the
   R      following proposals.




          1.   Election of the following Directors:

            FOR all nominees listed below except      AGAINST all nominees
            as marked to the contrary below     [ ]   listed below        [ ]
   O
             Marc Juliar

                  INSTRUCTIONS: To vote AGAINST any individual
                                                    ----------
             nominee, write that nominee's name in the space below.

              -----------------------------------------------------

          2.   To approve the reverse split of the common stock at the rate of
   X           one-for-one-hundred shares.

               FOR  [ ]                AGAINST  [ ]           ABSTAIN  [ ]

          3. To approve the increase in authorized common stock to 100,000,000 shares.

               FOR  [ ]                AGAINST  [ ]           ABSTAIN  [ ]

   Y      4.   To approve the change in the corporate name to Kodiak Energy,
               Inc.

               FOR  [ ]                AGAINST  [ ]           ABSTAIN  [ ]

          5. In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.

               FOR  [ ]                AGAINST  [ ]           ABSTAIN  [ ]


          [ ] I plan on attending the Annual Meeting.

                                    Date:                    , 2004
                                          -------------------


                                    ------------------------------------
                                    Signature


                                    ------------------------------------
                                    Signature if held jointly

                                    Please sign exactly as name appears above.
                                    When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.